Waddell & Reed Advisors Funds

Supplement dated May 18, 2017 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2016

and as supplemented December 29, 2016, January 31, 2017 and April 10, 2017

Effective immediately, the Waddell & Reed Advisors Wilshire Global Allocation Fund (formerly, the Waddell & Reed Advisors Asset Strategy Fund) is no longer offered in this prospectus. As such, all references to that Fund are hereby deleted.

Supplement	Prospectus	1